SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             August 11, 2006
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX  CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
----------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

SUITE 134, 9663 Santa Monica Blvd
Beverly Hills, California                     90210
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(Address of principal executive offices)  (Zip Code)

                            310-435-0435
                            ------------
          Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  8.     OTHER  EVENTS

Cimbix Corporation (the "Company" or the "Registrant") is in the process of issuing 440,000 shares of its Common Stock, $0.0001 par value per share, in consideration for approximately $110,000 pursuant to a private placement subscription agreement. The Company is claiming an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933.

The Company is in the early stages of its development, and the money raised by the private placement will enable it to facilitate and exploit its exclusive worldwide license agreement with Wataire Industries Inc. The Company intends to use some of the funds raised from the subscription for business development, marketing, promotion, securing professional advisors, hiring full time staff and for general working capital for the Company.


                                SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CIMBIX CORPORATION

DATE:   August 14, 2006
                                By:  /s/ ROBERT ROSNER
                                -----------------------
                                ROBERT ROSNER
                                President, Chief Executive Officer